UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2014

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NE, Suite 1000, Atlanta, Georgia	30305
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2014, Premiere Global Services, Inc., or PGi, entered into amendment no. 4 to our credit agreement. A copy of the press release announcing the closing of the amendment is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. The amendment provides for, among other things: (i) increasing the overall borrowing capacity to $500 million from $400 million; (ii) extending the maturity of the credit facility for one additional year to August 27, 2019; (iii) reducing the applicable interest rates across the pricing grid; and (iv) increasing our maximum consolidated leverage ratio to 3.5 to 1.0.

The foregoing description of the amendment is qualified in its entirety by its full text, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

We previously filed our credit agreement in our quarterly report on Form 10-Q for the quarter ended March 31, 2010, amendment no. 1 to our credit agreement in our current report on Form 8-K dated October 21, 2010, amendment no. 2 to our credit agreement in our current report on Form 8-K dated December 20, 2011 and amendment no. 3 to our credit agreement in our current report on Form 8-K dated August 27, 2013.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 4 dated as of August 27, 2014 by and among American Teleconferencing Services, Ltd., (the “Borrower”), Premiere Global Services, Inc. (the “Parent”) and certain Subsidiaries and Affiliates of the Borrower (the “Guarantors”), the Lenders from time to time party thereto, and Bank of America, N.A. (the “Administrative Agent”), which amends that certain Credit Agreement (as so amended and as amended from time to time) dated May 10, 2010 among the Borrower, the Parent, the Guarantors, the Lenders party thereto and the Administrative Agent.

99.1	Press Release dated August 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: August 27, 2014	By:	/s/ Scott Askins Leonard
Scott Askins Leonard
Executive Vice President - Legal
General Counsel and Secretary

EXHIBIT INDEX

10.1	Amendment No. 4 dated as of August 27, 2014 by and among American Teleconferencing Services, Ltd., (the “Borrower”), Premiere Global Services, Inc. (the “Parent”) and certain Subsidiaries and Affiliates of the Borrower (the “Guarantors”), the Lenders from time to time party thereto, and Bank of America, N.A. (the “Administrative Agent”), which amends that certain Credit Agreement (as so amended and as amended from time to time) dated May 10, 2010 among the Borrower, the Parent, the Guarantors, the Lenders party thereto and the Administrative Agent.

99.1	Press Release dated August 27, 2014.